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                                                                   EXHIBIT 10.53


                              FIRST AMENDMENT TO
                                LOAN AGREEMENT

          THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made as
                                                        ---------
of March 27, 2000, by and among between ZEFER Corp., a Delaware corporation (the "Borrower"), and GTCR Capital Partners, L.P., a Delaware limited partnership
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(the "Lender"). Except as otherwise indicated, capitalized terms used herein and
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not otherwise defined shall have the meanings ascribed to such terms in the Loan
Agreement (as defined below).

          WHEREAS, the Borrower and the Lender are parties to that certain Loan Agreement, dated as of November 24, 1999 (the "Loan Agreement"), pursuant to
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which the Borrower and the Lender have agreed that the Lender shall make Loans to the Borrower on the terms and conditions set forth therein; and

          WHEREAS, the Borrower and the Lender desire to make certain amendments to the Loan Agreement in accordance with Section 11.3 thereof.

          NOW, THEREFORE, in consideration of the foregoing recitals and the respective agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Loan Agreement as follows:

     1. Subsection 2.2.3 of the Loan Agreement is hereby amended by adding at the end thereof the following:

          "Notwithstanding the foregoing, the Lender's obligation to make any additional Loans to the Borrower hereunder shall terminate upon the consummation of an initial public offering of the Borrower's equity securities."

     2. Subsection 3.5.3 of the Loan Agreement is hereby amended by deleting it in its entirety and by adding the following in its place:

     3.5.3.    Public Offering.  The Borrower shall immediately apply the Net
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Public Offering Proceeds received from the initial public offering of its equity securities pursuant to an effective registration statement under the Securities Act in the following order and manner: (i) first, the Net Public Offering Proceeds shall be used to fully repay the Harris Indebtedness; (ii) second, an additional amount of Net Public Offering Proceeds not to exceed $23,400,000 shall be retained by the Borrower for working capital and other general corporate purposes; (iii) third, an additional amount of Net Public Offering Proceeds not to exceed $33,200,000 in the aggregate shall be divided evenly with
(a) one-half of such amount applied to repay the Loans and (b) the other half of such amount retained by the Borrower for working capital and other general corporate purposes; and (iv) fourth, the remaining Net Public Offering Proceeds will be applied to repay the Loans. All payments on the Loans under this subsection 3.5.3 will be applied first to accrued and unpaid interest (including Capitalized Interest) outstanding on the Loans and then to principal. To the extent the
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Net Public Offering Proceeds from the Borrower's initial public offering of its equity securities are insufficient to permit the Company to satisfy in full subsections 3.5.3(i) through 3.5.3(iv), the Net Public Offering Proceeds from any and all subsequent public offerings of the Borrower's equity securities shall be applied in the same order and manner taking into account the application of the Net Public Offering Proceeds from all prior public offerings of the Borrower's equity securities (i.e., treating all such Net Public Offering Proceeds as if they were received in connection with a single public offering).

     3. The definition of "Maturity Date" in Section 12 of the Loan Agreement is hereby amended by deleting it in its entirety and by adding the following in its place:

          "Maturity Date" means the earlier of (i) November 24, 2004 and (ii)
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     the first anniversary of the closing date of the initial public offering of the Borrower's equity securities.

     4. Section 12 of the Loan Agreement shall be further amended by inserting into such Section the following definitions:

          "Harris Indebtedness" means all outstanding principal and accrued
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     unpaid interest thereon payable by the Borrower to Harris Trust and Savings
     Bank pursuant to that Unsecured Note made by the Borrower in favor of Harris Trust and Savings Bank on July 16, 1999.

          "Net Public Offering Proceeds" means the proceeds received by the
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     Borrower from any public offering of its equity securities pursuant to an effective registration statement under the Securities Act, net of any underwriting discounts and commissions and other reasonable and customary transactions costs, fees and expenses properly attributable to any such offering and payable by the Borrower to non-Affiliates in connection therewith.

     5.   Full Force and Effect.  Other than as specifically provided herein,
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the Loan Agreement, as amended hereby, shall remain in full force and effect, and is hereby ratified and confirmed in all respects.

     6.   Amendment.  As required by Section 11.3 of the Loan Agreement, the
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Borrower and the Lender hereby consent to this Amendment.

     7.   Counterparts.  This Amendment may be executed in separate
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counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                           *     *     *     *     *

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    IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.


                              ZEFER CORP.

                              By: /s/ James Slamp
                                 ---------------------------------------

                              Its:______________________________________


                              GTCR CAPITAL PARTNERS, L.P.

                              By:   GTCR Mezzanine Partners, L.P.
                              Its:  General Partner

                              By:   GTCR Partners VI, L.P.
                              Its:  General Partner

                              By:   GTCR Golder Rauner, L.L.C.
                              Its:  General Partner

                              By:  /s/ Philip Canfield
                                 ---------------------------------
                              Its:  Principal



              SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AGREEMENT